TURNER FUNDS

Turner Spectrum Fund

Institutional Class

Investor Class

Supplement dated April 30, 2015

to the Prospectus dated January 31, 2015, as supplemented February 27, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.  CAPITALIZED TERMS USED IN THIS SUPPLEMENT AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANING GIVEN TO THEM IN THE PROSPECTUS.

Effective May 30, 2015, the name of Turner Spectrum Fund is changed to Turner Titan II Fund.  As of this date, all references in the Prospectus to the Spectrum Fund are deleted and replaced with references to the Titan II Fund.

The Titan II Fund will no longer allocate its assets among various Investment Strategies within the Fund. In accordance with this change, the following changes are made to the Prospectus:

1.                                      The first paragraph under the heading “Investment Objective” on page 5 is deleted and replaced with the following:

The Turner Titan II Fund seeks long-term capital appreciation.

2.                                      The disclosure under the heading “Principal Strategy” on page 6 is deleted and replaced with the following:

The Turner Titan II Fund invests primarily in equity securities of companies with large capitalization ranges across major industry sectors using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets.  Primarily, the Fund takes long positions in those equity securities that have been identified by the Adviser as undervalued and likely to increase in price, and short positions in those equity securities that have been identified by the Adviser as overvalued and likely to decrease in price. For long positions, the Adviser uses a fundamental, bottom-up equity investment style focused on intensive, first-hand research and company evaluation.  For short positions, the Adviser focuses on companies that it believes have deteriorating fundamentals and quality characteristics such as: 1) stock prices that appear to already reflect earnings; 2) expectations of adverse events that would affect long-term earnings; 3) poorly performing management; 4) indicators that the company is likely to fail to meet expected performance; or 5) companies that exist in industries with structural weaknesses. The Fund’s holdings will be global and diversified.

It is anticipated that the Fund will typically hold between 75 and 125 securities long or short in the aggregate.  Generally, the Adviser will attempt to maintain a typical long position size per holding and a typical short position size per holding between 0.5% to 5.0% of the Fund’s net assets.  However, these weightings are expected to vary over time as a result of market fluctuations.  The Adviser expects to attempt to rebalance the Fund’s portfolio periodically.

The Fund may invest and trade, both long and short, in a broad range of domestic and foreign equities (including, common stock, preferred stock, or securities convertible into common stock).  The Fund’s investments in foreign stocks may include emerging market securities.

The Fund will buy and sell securities frequently as part of its investment strategy.

3.                                      The disclosure under the heading “Principal Risks” on page 7 is deleted and replaced with the following:

The Fund is intended for investors seeking long-term growth of capital.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  You could lose all, or a substantial portion, of your investment in the Fund.

The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total return.

The Fund is subject to the risks associated with selling securities short. A short sale results in a loss if the price of the securities sold short increases. In a generally rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value.

The Fund is subject to the risk that small, medium and large capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these medium and small sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, medium and small capitalization stock prices may be more volatile than those of larger companies. The Fund invests long in companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time and short in securities of companies that Turner believes are overpriced in relation to their fundamental value and will likely depreciate over time.

The Fund is subject to risks due to its foreign investments. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund’s investments will generate taxable income and realized capital gains.  Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund’s ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities.

4.                                      The disclosure under “Titan II Fund - Management — Portfolio Managers” on pages 8-9 is deleted and replaced with the following:

Portfolio Managers

Christopher E. Baggini, CFA, Senior Portfolio Manager/Global Equity Analyst and Scott C. Swickard, CFA, Portfolio Manager/Global Equity Analyst, are the co-lead portfolio managers of the Titan II Fund. Mr. Baggini joined Turner in 2010.  Mr. Swickard joined Turner in 2007.

5.                                      The disclosure under “Turner Titan II Fund — Fund Strategy” on pages 24-25 is deleted and replaced with the following:

Fund Strategy

The Turner Titan II Fund invests primarily in equity securities of companies with large capitalization ranges across major industry sectors using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets.  This is a non-fundamental investment policy that can be changed without shareholder approval.

The Fund may invest and trade, both long and short, in a broad range of domestic and foreign securities and other investment instruments including the following: depositary receipts, ETFs and other registered investment companies, swaps, forwards, repurchase and reverse repurchase agreements, equities (including, common stock, preferred stock, securities convertible into common stock, or securities (or other instruments) with prices linked to the value of common stocks), listed and over-the-counter options, futures, foreign currency futures contracts, index futures contracts, structured derivative products, real estate investment trusts and initial public offerings. The Fund may also invest in instruments providing investment exposure to underlying securities.

The Fund utilizes short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interests accruing during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the Fund may be required to pay in connection with the short sale.  When the Fund makes a short sale in the United States, it must leave the proceeds thereof with the broker and it must also deposit with, or pledge to, the broker an amount of cash or U.S. Government or other securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Local law will govern short sale transactions conducted on a foreign exchange.

The Fund may also make paired trades, matching a long position with a short position in two stocks of the same sector in an effort to reduce the market and sector impact on performance. The Fund will not hold a security both long and short at the same time.

The extent to which the Fund will engage in short sales will depend upon Turner’s perception of market direction. The Fund has no policy limiting the amount of its capital it may deposit to collateralize its obligation to replace borrowed securities sold short.

The Fund may utilize options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may invest in ETFs. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider” selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

Turner monitors the market and the Fund’s positions to attempt to maintain appropriate levels of risk and volatility. Turner attempts to identify, quantify and manage portfolio risks over potential investment horizons to seek to optimize performance. When in Turner’s opinion trading losses or volatility reach unacceptable levels, the Fund will seek to reduce or eliminate exposure to such positions, which may result in temporary investments in cash and cash equivalents.

The investments and strategies described throughout this Prospectus are those that the Fund uses under normal conditions.  During normal market conditions, in order to meet applicable margin requirements or otherwise, the Fund may maintain a significant portion of its assets in cash or cash equivalents. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund’s objectives. The Fund will do so only if Turner believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.

6.                                      All paragraphs under “Turner Titan II Fund — Fund Risks” on pages 25-26 are deleted and replaced with the following:

Fund Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies’ securities may decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.  You could lose all, or a substantial portion, of your investment in the Fund.  In addition, many of the equity securities purchased by the Fund are common stocks.  Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

The Fund is subject to the risks associated with selling securities short. A short sale results in a gain if the price of the securities sold short declines between the date of the short sale and the date on which securities are purchased to replace those borrowed. A short sale results in a loss if the price of the securities sold short increases. Any gain is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the Fund may be required to pay with respect to the borrowed securities, offset (wholly or partly) by short interest credits. In a generally rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss.

The Fund is subject to risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and may not increase or may decline in value.

Investing in issuers headquartered or otherwise located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investment.

The Fund is subject to risks associated with the use of options, including: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes call options, it may not participate fully in a rise in the market value of the underlying security.

The Fund is subject to risks associated with investments in ETFs. An investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies, and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

The Fund may participate in IPOs.  Some successful IPOs may have a significant impact on the Fund’s performance, especially if the Fund has lower asset levels.  There is no guarantee that there will be successful IPOs or that the Fund will have access to successful IPOs.  In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may invest in companies that experience certain events, such as a restructuring, merger, leveraged buyout, takeover or similar action that causes a decline in market value or credit quality of the corporation’s stocks or bonds due to factors including unfavorable market response or a resulting increase in the company’s debt.  Such added debt may significantly reduce the credit quality and/or market value of a company’s bonds.

The Fund may invest in real estate investment trusts (“REITs”), which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.  A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs including: 1) REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants; 2) mortgage REITs may be affected by the quality of the credit extended and are subject to prepayment risk; and 3) REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  Furthermore, REITs are dependent on specialized management skills.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Turner’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

7.                                      The first two paragraphs under “Portfolio Managers” on page 31 are deleted and replaced with the following:

The Medical Sciences Long/Short Fund is managed by a team co-led by Michael S. Tung, MD, and John P. Fraunces, Jr.  The Titan II Fund is managed by a team co-led by Christopher E. Baggini, CFA, and Scott C. Swickard, CFA.  The Emerging Growth Fund is managed by a team co-led by Peter Niedland, CFA, and Jason D. Schrotberger, CFA.  The Midcap Growth Fund is managed by a team co-led by Christopher K. McHugh and Christopher E. Baggini, CFA.  The Small Cap Growth Fund is managed by a team co-led by Jason D. Schrotberger, CFA, and Peter Niedland, CFA.

8.                                      The fifth paragraph under “Portfolio Managers” on page 31 is deleted and replaced with the following:

Jason D. Schrotberger, CFA, Senior Portfolio Manager/Global Equity Analyst — Consumer Sector, joined Turner in February 2001. Mr. Schrotberger is the co-lead portfolio manager of the Small Cap Growth Fund and Emerging Growth Fund.  From 1998 to 2001, he was an Investment Analyst with Black Rock Financial Management. Previously, he was an Equity Analyst with PNC Asset Management from 1997 until 1998. He has 21 years of investment experience.

John P. Fraunces, Jr., Portfolio Manager/Global Equity Analyst, is the co-lead portfolio manager of the Medical Sciences Long/Short Fund. Mr. Fraunces joined Turner in 2015 and has 15 years of investment experience and an additional 5 years within the healthcare industry. Prior to joining Turner, Mr. Fraunces was portfolio manager of the Synaptic Medical Fund, L.P. from 2009 to 2015, and previously a portfolio manager at Solaris and a senior equity analyst at Gardner Lewis.

9.                                      The seventh through twelfth paragraphs under “Portfolio Managers” on pages 31-32 are deleted and replaced with the following:

Michael S. Tung, MD, Senior Portfolio Manager/Global Equity Analyst, is the co-lead portfolio manager of the Medical Sciences Long/Short Fund.  Mr. Tung joined Turner in 2013 and has 12 years of investment experience.  Prior to joining Turner, Mr. Tung was employed with Expo Capital Management as a senior analyst from 2010 to 2012, and Delaware Investments as a portfolio manager from 2006 to 2010.

Christopher E. Baggini, CFA, Senior Portfolio Manager/Global Equity Analyst is the co-lead portfolio manager of the Midcap Growth Fund and Titan II Fund. Mr. Baggini joined Turner in 2010.  Prior to joining Turner, Mr. Baggini was employed with Aberdeen Asset Management from 2007 to 2010, and Nationwide Financial Services from 2000 to 2007.  He has 29 years of investment experience.

Scott C. Swickard, CFA, Portfolio Manager/Global Equity Analyst, is the co-lead portfolio manager of the Titan II Fund.  Mr. Swickard joined Turner in 2007.  He has eight years of investment experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-FS-15-07)

TURNER FUNDS

Turner Spectrum Fund

Institutional Class

Investor Class

Supplement dated April 30, 2015

to the Statement of Additional Information (“SAI”) dated January 31, 2015, as supplemented February 27, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SAI.  CAPITALIZED TERMS USED IN THIS SUPPLEMENT AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANING GIVEN TO THEM IN THE SAI.

Effective May 30, 2015, the name of Turner Spectrum Fund is changed to Turner Titan II Fund.  As of this date, all references in the SAI to the Spectrum Fund are deleted and replaced with reference to the Titan II Fund.

The Titan II Fund will no longer allocate its assets among various Investment Strategies within the Fund. In accordance with this change, the following changes are made to the SAI:

1.                                      The second paragraph under the heading “Investment Objectives” on page 1 is deleted and replaced with the following:

Turner Titan II Fund:  The Titan II Fund seeks long-term capital appreciation.

2.                                      The disclosure under the heading “Investment Policies — Turner Titan II Fund” on pages 2-4 is deleted and replaced with the following:

Turner Titan II Fund: The Turner Titan II Fund invests primarily in equity securities of companies with large capitalization ranges across major industry sectors using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets.  Primarily, the Fund takes long positions in those equity securities that have been identified by the Adviser as undervalued and likely to increase in price, and short positions in those equity securities that have been identified by the Adviser as overvalued and likely to decrease in price. For long positions, the Adviser uses a fundamental, bottom-up equity investment style focused on intensive, first-hand research and company evaluation.  For short positions, the Adviser focuses on companies that it believes have deteriorating fundamentals and quality characteristics such as: 1) stock prices that appear to already reflect earnings; 2) expectations of adverse events that would affect long-term earnings; 3) poorly performing management; 4) indicators that the company is likely to fail to meet expected performance; or 5) companies that exist in industries with structural weaknesses. The Fund’s holdings will be global and diversified.

3.                                      The references to the Spectrum Fund in the paragraph under the heading “Description of Permitted Investments and Risk Factors — Health Care-Related Securities” on page 14 are deleted.

4.                                      The table under “Portfolio Managers — Other Accounts Managed by the Portfolio Managers — Titan II Fund” on pages 37-38 is deleted and replaced by the following:

Turner Titan II Fund

				(a)(3) For each category in (a)(2) number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(a)(2) Number of other accounts managed within each category and the total assets in the accounts managed within each category			Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio Manager’s Name (as listed in the Prospectus)	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher E. Baggini (Co-Lead Manager)	2 Accounts $48 million	2 Accounts $9 million	5 Accounts $150 million	0 Accounts	$0	2 Accounts	$9 million	0 Accounts	$0
Scott C. Swickard (Co-Lead Manager)	0 Accounts $0	1 Account $9 million	0 Accounts $0	0 Accounts	$0	1 Account	$9 million	0 Accounts	$0

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5.                                      The first row on page 43, in the table “Portfolio Managers — Portfolio Manager’s Ownership of Securities in the Funds” is deleted and replaced by the following:

Name of Fund	Name of Portfolio Manager	Dollar Range of equity securities in the Fund beneficially owned by the Portfolio Manager
Titan II Fund	Christopher E. Baggini Scott C. Swickard	$1 - $10,000 None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-SAI-30-06)

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